UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event report) January 10, 2002

              Media and Entertainment.com, Inc.
   (Exact name of registrant as specified in its chapter)


     Nevada            333-68962            52-2236253
 ---------------     -------------      -------------------
 (State or other      (Commission          (IRS Employer
 jurisdiction of      File Number)      Identification No.)
 incorporation)

  500 North Rainbow, Suite 300,                 89107
           Las Vegas, NV
  ---------------------------------        ----------------
   (Address of principal executive           (Zip Code)
               offices)

Registrant's telephone number, including area code: (702) 221-1935
                                                    --------------

                       Not Applicable
   -------------------------------------------------------
   (Former name or former address, if changed since last
                          report.)


ITEM 4. Changes in Registrant's Certifying Accountant

(a)  Information required by Item 304 (a)(1) of Regulation S-K

On January 9, 2002, Brad Beckstead, Certified Public Accountant resigned as the principal accountant of Media and Entertainment.com, Inc. (the Company). The Company has retained Chavez & Koch, CPA's, Ltd. as its independent accountants for the fiscal year ending December 31, 2001. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants.

Reports issued by Brad Beckstead, CPA on each of the Company's financial statements for the year ended December 31, 2000 and subsequent interim periods in 2001, did not contain adverse opinions or disclaimers of opinion, or any qualifications or modifications as to uncertainty, audit scope or accounting principle. During the fiscal year ended December 31, 2000 and subsequent interim periods through June 30, 2001 there were no disagreements with Brad Beckstead, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Brad Beckstead's satisfaction, would have caused him to refer to the subject matter of the disagreement(s) in connection with



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his report; and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K. During the subsequent interim period for the three months ended September 30, 2001, there was a disagreement with Brad Beckstead, CPA concerning the presentation used to report the acquisition of another company. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company have discussed the subject matter of the disagreement with the former accountant and resolution is pending issuance of a letter of explanation from the former accountant to the Board of Directors of the Company.

(b)  Information required by Item 304(a)(2) of Regulation S-K

Effective January 10, 2002, the Company has engaged Chavez & Koch, CPA's, Ltd. as its independent accountants for the fiscal year ended December 31, 2001. During the most recent fiscal year and subsequent interim periods preceding the resignation of Brad Beckstead, CPA, the Company has consulted with Chavez & Koch, CPA's, Ltd. regarding general business issues and the presentation of financial statements. During the most recent fiscal year and subsequent interim periods preceding the resignation of Brad Beckstead, CPA, neither the Company nor anyone engaged on its behalf has consulted with Chavez & Koch, CPA's, Ltd. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished Brad Beckstead, CPA with a copy of the disclosures under this Item 4 and has requested that Brad Beckstead, CPA provide it with a letter addressed to the SEC stating whether or not he agrees with the above statements. A copy of the letter from Brad Beckstead, CPA has been filed as an exhibit.

ITEM 7. EXHIBITS

16. Letter from Brad Beckstead, CPA to the Securities and
Exchange Commission.


                         SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 10, 2002

              Media and Entertainment.com, Inc.


        By: /s/Jon Jannotta
        -------------------------------------------
          Jon Jannotta, Vice President and Director



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